UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2014

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780
333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On April 3, 2014, upon recommendation from the nominating and corporate governance committee of the board of directors of HD Supply Holdings, Inc. (“Holdings”), the board of directors (collectively, the “Board”) of Holdings and HD Supply, Inc. (“HDS”) (collectively, the “Company”) appointed John W. Alden to the Board and to the Board’s Audit Committee. The Board has determined that Mr. Alden is an independent director under the applicable independence requirements of the NASDAQ Stock Market and the Securities Exchange Act of 1934 (the “Exchange Act”). The appointment is effective April 3, 2014. Mr. Alden is filling the Class I vacancy on the board of directors following the resignation of Mr. Mitchell Jacobson which became effective on December 31, 2013. Mr. Alden will serve as a Class I director of Holdings, and will stand for re-election at the 2014 annual meeting of shareholders.

Mr. Alden, 72, served with United Parcel Service, Inc. (“UPS”), the largest express package carrier in the world, for 35 years, serving on UPS’s board of directors from 1988 to 2000. His most recent role at UPS was as vice chairman of the board from 1996 until his retirement in 2000. Mr. Alden is also a director of the following public companies: Barnes Group Inc. since 2000, Silgan Holdings Inc. since 2001, The Dun & Bradstreet Corporation since 2002, and Arkansas Best Corporation since 2005. He will be retiring from Dun & Bradstreet’s board as of the date of its May 2014 annual meeting. He has not served as a director of any other public company in the last five years. Mr. Alden brings to the board extensive experience in strategic planning, worldwide marketing, sales, communications, public relations and logistics and a life-long career in industry.

Mr. Alden will participate in Holdings’ standard outside director compensation program, filed as Exhibit 10.59 to Holdings’ registration statement on Form S-1/A filed on June 13, 2013 (the “ S-1”), including a pro-rated annual equity retainer based on the date he joined the Holdings’ board of directors, under the same terms and conditions as provided in the form of Director Restricted Stock Unit Agreement filed as Exhibit 10.57 to the S-1. Mr. Alden entered into the Company’s standard indemnification agreement, as described in the S-1.

There are no family relationships between Mr. Alden and any officer or other director of the Company or any related party transactions involving Mr. Alden. There is no arrangement or understanding between Mr. Alden and any other person pursuant to which either was selected as a director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2014	HD Supply Holdings, Inc.

	By:	/s/ Ricardo J. Nuñez
Ricardo J. Nuñez
Senior Vice President, General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2014	HD Supply, Inc.

	By:	/s/ Ricardo J. Nuñez
Ricardo J. Nuñez
Senior Vice President, General Counsel and Corporate Secretary